Leases	12 Months Ended
Dec. 31, 2025
Leases
Leases

5. Leases

The Group has operating leases primarily for land-use rights and office spaces in China. The determination of whether an arrangement is or contains a lease is made at inception by evaluating whether the arrangement conveys the right to use an identified asset and whether the Group obtains substantially all of the economic benefits from and has the ability to direct the use of the asset. Operating lease assets and liabilities are included in operating lease right-of-use assets, operating lease liabilities, short-term, and operating lease liabilities, long-term on the Group’s consolidated balance sheets. The Group has chosen to not recognize lease assets and lease liabilities for leases with a term of twelve months or less on the consolidated balance sheets.

Operating lease right-of-use assets and operating lease liabilities are recognized based on the present value of lease payments over the lease terms at the lease commencement dates. The Group uses its incremental borrowing rate in determining the present value of lease payments. The incremental borrowing rate is a hypothetical rate based on the Group’s understanding of what interest the Group would pay in order to obtain a borrowing with an amount equivalent to the lease payments in a similar economic environment over the lease term on a collateralized basis from banks in China.

Certain lease agreements contain an option for the Group to renew a lease for a term agreed by the Group and the lessor or an option to terminate a lease earlier than the maturity dates. The Group considers these options, which may be elected at the Group’s sole discretion, in determining the lease term on a lease-by-lease basis. The Group’s lease agreements generally do not contain any residual value guarantees or material restrictive covenants. Certain of the Group’s leases contain free or escalating rent payment terms. The Group’s lease agreements generally contain lease and non-lease components. Non-lease components primarily include payments for maintenance and utilities. The Group has chosen to combine payments for non-lease components with lease payments and accounted them together as a single lease component. Payments under the lease arrangements are primarily fixed. However, for arrangements accounted for as a single lease component, there may be variability in future lease payments as the amount of the non-lease components is typically revised from one period to the next.

The components of lease cost for the years ended December 31, 2023, 2024 and 2025 were as follows:

	Year Ended December 31,
	2023	2024	2025

	(In US$ thousands)
Operating lease cost	$15,824	$15,348	$15,314
Short-term lease cost	3,675	3,105	3,071
Total lease cost	$19,499	$18,453	$18,385

5. Leases (Continued)

Other information related to leases was as follows:

	Year Ended December 31,
	2023	2024	2025

	(In US$ thousands)
Supplemental Cash Flows Information:
Cash paid for operating leases	$(12,246)	$(11,936)	$(12,959)
Operating lease assets obtained in exchange for operating lease liabilities	$1,378	$10,756	$6,360

Maturities of lease liabilities under operating leases as of December 31, 2025 were as follows:

Year Ended December 31,	(In US$ thousands)
2026	$14,170
2027	5,878
2028	4,597
2029	3,688
2030	2,435
Thereafter	21,584
Total future payments for recognized leasing assets	52,352
Less: imputed interest	9,960
Total lease liabilities	$42,392

As of December 31, 2025, operating leases recognized in lease liabilities have average remaining lease terms of 10.5 years and weighted-average discount rate of 4.8%.